LEASE                                                              EXHIBIT #10.4

DATED October, 2000

PARTIES

    1.            Landlord            THE PRUDENTIAL  ASSURANCE  COMPANY LIMITED
                                      whose registered  office is at 142 Holborn
                                      Bars, London EC1N 2NH;

    2.            Tenant              FAIR,  ISAAC  INTERNATIONAL UK CORPORATION
                                      (a company registered in California under number FC016585) whose registered office is at 2nd Floor Concorde House Trinity
                                      Park Birmingham West Midlands B37 7EC;

OPERATIVE PROVISIONS

1.         Definitions and interpretation

1.1 Unless the contrary intention appears, the following definitions apply:


                    Common Parts                  the   parts   of  the   Estate
                                                  comprising   the  Main  Estate
                                                  Road (to the extent  that they
                                                  have  not  been   adopted   as
                                                  maintainable   at  the  public
                                                  expense),    balancing   lake,
                                                  landscaped   areas  (including
                                                  the  Structural   Landscaping)
                                                  which      are     not     the
                                                  responsibility      of      an
                                                  individual  owner or  occupier
                                                  of part of the  Estate and all
                                                  other areas ways and amenities
                                                  in the Estate  (including  the
                                                  Service  Media)   provided  or
                                                  designated  from  time to time
                                                  by the Landlord or

                                                  the  Management   Company  for
                                                  common  use and  enjoyment  by
                                                  the  owners and  occupiers  of
                                                  the Estate, and each and every
                                                  part of them;

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                    Conducting  Media             drains,   sewers,    conduits,
                                                  flues,    gutters,    gullies,
                                                  channels,    ducts,    shafts,
                                                  watercourses,  pipes,  cables,
                                                  wires and mains;

                    Development                   The land and  buildings now or
                                                  at any  time  during  the Term
                                                  erected  thereon shown for the
                                                  purposes   of   identification
                                                  only  edged blue on Plan 1 and
                                                  each  and  every  part  of it,
                                                  being part of the Estate;

                    Development Road              the road and footpaths serving
                                                  the  Development,  shown edged
                                                  brown on Plan 1;

                    Encumbrances                  the              restrictions,
                                                  stipulations,       covenants,
                                                  rights,          reservations,
                                                  provisions  and other  matters
                                                  contained,   imposed   by   or
                                                  referred  to in  the  Property
                                                  and Charges  Registers  of H M
                                                  Land  Registry   Title  Number
                                                  WM719791 so far as they relate
                                                  to  the  Premises  and  in the
                                                  documents brief particulars of
                                                  which are set out in  schedule
                                                  1 part 4;

                    Estate Birmingham International Park, Bickenhill, Elmdon, Solihull,
                                                  West  Midlands  shown  for the
                                                  purpose   of    identification
                                                  edged  blue on Plan 2 and each
                                                  and every part of it;

                    Insured  Risks                has the meaning given to it in
                                                  schedule 3;

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                    Interest                      interest  at  the  rate  of 4%
                                                  over the base rate of Barclays
                                                  Bank Plc from time to time (as
                                                  well     after    as    before
                                                  judgment),   or   such   other
                                                  comparable    rate    as   the
                                                  Landlord  may  reasonably  and
                                                  properly designate if the base
                                                  rate ceases to be published;

                    Landlord includes all persons from time to time entitled to the immediate reversion to this Lease;

                    Lease                         includes     any     documents
                                                  supplemental to this Lease;

                    Main Estate Road              the road and footpaths serving
                                                  the  Estate  and  shown  edged
                                                  brown on Plan 2, now  known as
                                                  Starley Way;

                    Management Company            BIP     Management     Limited
                                                  (Company Number 2923457) whose
                                                  registered    office   is   at
                                                  Portland  House,  Stag  Place,
                                                  London,   SW1E  5DS  or  other
                                                  management  company  from time
                                                  to    time    providing    the
                                                  Services;

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                    Outgoings                     (in relation to the  Premises)
                                                  all    non-domestic     rates,
                                                  (including      rates      for
                                                  unoccupied  property),   water
                                                  rates,  water  charges and all
                                                  existing  and  future   rates,
                                                  taxes,  charges,  assessments,
                                                  impositions    and   outgoings
                                                  whatsoever            (whether
                                                  parliamentary  or local) which
                                                  are now or may at any  time be
                                                  payable,  charged or  assessed
                                                  on  property,  or the owner or
                                                  occupier  of   property,   but
                                                  "taxes" in this  context  does
                                                  not  include  value added tax,
                                                  nor any taxes  imposed  on the
                                                  Landlord  in  respect  of  the
                                                  yearly  rent  reserved by this
                                                  Lease,  or  in  respect  of  a
                                                  disposal  of the  interest  in
                                                  immediate  reversion  to  this
                                                  Lease;

                    Perpetuity Period             years calculated from the date
                                                  of this Lease;

                    Plan 1                        the  plan   marked   "Plan  1"
                                                  annexed to this Lease;

                    Plan 2                        the  plan   marked   "Plan  2"
                                                  annexed to this Lease;

                    Planning Acts                 "the  consolidating  Acts"  as
                                                  defined   in   the    Planning
                                                  (Consequential Provisions) Act
                                                  1990 and any other legislation
                                                  relating  to town and  country
                                                  planning in force from time to
                                                  time;

                    Premises                      the   property   described  in
                                                  schedule  1  part  1 and  each
                                                  part of the Premises;

                    Retained Land                 the   property   comprised  in
                                                  titles  WM6947,  WM365919  and
                                                  WM518832

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                    Service Media                 the   pipes,   ducts,   wires,
                                                  cisterns,    tanks,    cables,
                                                  meters,     sewers,    drains,
                                                  watercourses,  mains,  gutters
                                                  and other  media  which are in
                                                  on over or under the Estate or
                                                  which  provide  or remove  the
                                                  Utilities  from to or  through
                                                  the Estate at any time  during
                                                  the Perpetuity Period;

                    Structural Landscaping        the  landscape  mound  and the
                                                  other  areas  of   landscaping
                                                  within the Estate  shown edged
                                                  green   on   Plan  2  and  the
                                                  balancing lake shown on Plan 2
                                                  as  varied   in   extent   and
                                                  location  from time to time by
                                                  the   Landlord    and/or   the
                                                  Management Company;

                    Tenant includes the Tenant's successors in title and assigns in whom this Lease may for the time being be vested;

                    Term                          the term of years  granted  by
                                                  this Lease; and

                    Unsecured Underletting        an underletting of part of the
                                                  Premises  in relation to which
                                                  the    underlessor   and   the
                                                  underlessee   have  agreed  to
                                                  exclude  the   provisions   of
                                                  sections   24  to  28  of  the
                                                  Landlord  and  Tenant Act 1954
                                                  and their  agreement  to do so
                                                  has   been   duly   authorised
                                                  beforehand by the court.

                    Utilities                     water,  soil,  surface  water,
                                                  electricity,     gas,     oil,
                                                  telephone,  power,  fire alarm
                                                  systems, telecommunications or
                                                  other services;

1.2 Any obligation on a party to this Lease to do any act includes an obligation to procure that it is done.

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1.3        includes  the  obligation  on the  Tenant  not to permit or allow the infringement of the restriction by any person.

1.4 References to liability include, where the context allows, claims, demands, proceedings, damages, losses, costs and expenses.

1.5 The clause and paragraph headings in this Lease are for ease of reference only and are not to be taken into account in the construction or interpretation of any provision to which they refer.

1.6        Unless the contrary intention appears, references:

1.6.1 to numbered clauses and schedules are references to the relevant clause in, or schedule to, this Lease; and

1.6.2 to a numbered paragraph in any schedule are references to the relevant paragraph in that schedule.

1.7 Words in this Lease denoting the singular include the plural meaning and vice versa.

1.8 References in this Lease to any statutes or statutory instruments include any statute or statutory instrument amending, consolidating or replacing them respectively from time to time in force, and references to a statute include statutory instruments and regulations made pursuant to it.

1.9 Words in this Lease importing one gender include both other genders, and may be used interchangeably, and words denoting natural persons, where the context allows, include corporations and vice versa.

1.10 For the purposes of this Lease, two companies are members of the same group if one is the subsidiary of the other, or both are subsidiaries of a third company, "subsidiary" having the meaning given to it in section 736 of the Companies Act 1985.

1.11 At any time that the parties of the second or third parts to this Lease are two or more persons, the expression "the Tenant" or "the Guarantor" includes the plural number, and obligations in this Lease expressed or implied to be made with or by the Tenant or the Guarantor are to be treated as made with or by such individuals jointly and severally.

2.         The letting terms

In consideration of the rent reserved by, and the covenants in, this Lease :

2.1        the Landlord lets to the Tenant:

2.1.1      all the Premises;

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2.1.2      together with the rights set out in schedule 1 part 2; and

2.1.3 except and reserved to the Landlord and its employees agents and contractors and the owners and occupiers from time to time of the Estate and the Retained Land the rights set out in schedule 1 part 3;

2.2 for the term of 15 years commencing on [ ] (determinable as provided by this Lease) subject to the Encumbrances;

2.3        the Tenant paying during the Term:

2.3.1 the yearly rent of (pound)[ ] (subject to revision under schedule 2) by equal quarterly payments in advance on the usual quarter days in every year, the first (or a proportionate part) of such payments in respect of the period commencing on [ ] and ending on the following quarter day to be made on [ ];

2.3.2      as additional rent:

           2.3.2.1 The monies payable by the Tenant under schedules 3 and 4 commencing on [ ];

           2.3.2.2 Interest payable by the Tenant under the terms of this Lease; and

           2.3.2.3 such value added tax as may be chargeable on the rent and the other additional rents reserved by this Lease.

3.         Tenant's covenants

           The Tenant covenants with the Landlord during the Term as follows:

3.1        Rent

3.1.1 To pay the yearly rent reserved by this Lease, free from any deductions and rights of set-off, at the times and in the manner required in clause 2.3.1 and by means of a standing order to the Tenant's bankers.

3.1.2 To pay the additional rents reserved by this Lease at the times and in the manner specified.

3.2        Interest

           To pay Interest on so much of the rents, reviewed rents, and other monies payable under this Lease as remain unpaid due from the date that they became due until the payment is made to the Landlord.

3.3        Outgoings and contributions

3.3.1      To pay Outgoings.

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3.3.2      To refund to the Landlord on demand (where  Outgoings relate to other property including the Premises) a fair and proper proportion attributable to the Premises, such proportion to be conclusively determined by the Landlord or the Landlord's surveyor.

3.3.3 To reimburse the Landlord for loss of relief from non-domestic rates for unoccupied property which would have been available to the Landlord in respect of vacancy of the Premises after the termination of this Lease but for the allowance of relief to the Tenant or any other person formerly in occupation of the Premises for vacancy commencing before the termination of this Lease.

3.3.4 To pay for all gas and electricity consumed on the Premises, all charges for meters, and all standing charges.

3.4        Repair

           To keep the Premises in good and substantial repair, maintained and in clean condition (except in respect of damage by Insured Risks as allowed in schedule 3).

3.5        Decorations

3.5.1 To decorate the inside of the Premises in the year [ ] and from then in every subsequent fifth year of the Term and in the last three months of the Term (however it may terminate) with two coats of good quality paint or good quality polish, and with paper for those parts normally papered, or other suitable and appropriate materials of good quality, in a workmanlike manner (the decorations in the last three months of the Term to be executed in such colours, patterns and materials as the Landlord may reasonably and properly require).

3.5.2 To decorate the exterior of the Premises in the year [ ] and from then in every subsequent fifth year of the Term and also in the last three months of the Term (however it may terminate) with three coats of good quality paint or polish, or other suitable material of good quality, in a proper and workmanlike manner.

3.5.3 Not without the consent of the Landlord to alter, cover up or change any part of the architectural decorations or the external colour of the Premises.

3.6        Landlord's right of inspection and right of repair

3.6.1 To permit the Landlord and its employees or agents at all reasonable and proper times upon not less than five working days written notice (except in the case of emergency) to enter the Premises and examine their condition and also to take a schedule of fixtures and fittings in the Premises.

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3.6.2      If any breach of covenant,  defects,  disrepair,  removal of fixtures and fittings or unauthorised alterations or additions are found on inspection for which the Tenant is liable, then, on written notice
           from  the  Landlord,   to  execute  to  the   reasonable  and  proper
           satisfaction of the Landlord or its surveyor all repairs, works, replacements or removals required within two months (or sooner if necessary) after receipt of notice.

3.6.3 If the Tenant fails to commence the works and comply with a notice under clause 3.6.2, the Landlord may itself or by its workpeople or agents enter the Premises and execute the repairs, works, replacements or removals.

3.6.4 To pay to the Landlord on demand all reasonable and proper expenses incurred under clause 3.6.3 (the expenses and any Interest on them to be recoverable as rent in arrear).

3.7        Yield up in repair at the end of the Term

           At the termination of this Lease or at such later time as the Landlord recovers possession of the Premises from the Tenant:

3.7.1 quietly to yield up the Premises (with all additions and improvements to the Premises and all fixtures in the Premises, other than tenant's fixtures and fittings which the Tenant may be entitled to remove) repaired, maintained, cleaned, decorated and kept in accordance with the Tenant's covenants in this Lease (except in respect of damage by Insured Risks as allowed in schedule 3);

3.7.2 if so requested by the Landlord, to remove from the Premises all the Tenant's belongings, that is to say trade fixtures and fittings and all notices, notice boards and signs bearing the name of, or otherwise relating to, the Tenant (including in this context any persons deriving title to the Premises under the Tenant) or its business; and

3.7.3 to make good to the reasonable satisfaction of the Landlord all damage to the Premises resulting from the removal of the Tenant's belongings from the Premises.

3.8        Landlord's right of entry for repairs, etc

3.8.1 To permit the Landlord or other owners, tenants or occupiers of any adjoining or neighbouring property and their respective agents, workmen and employees to enter the Premises at reasonable and proper times, after giving to the Tenant not less than five working days written notice (except in an emergency or where a third party has a right to enter without giving such notice):

           3.8.1.1 to alter, maintain or repair the adjoining premises or property of the Landlord on the Development or person so entering; or

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           3.8.1.2   to alter, maintain or repair anything serving such property on the Development and running through or on the Premises provided that the Landlord shall not be permitted to construct any such thing under the building erected on the Premises; or

           3.8.1.3 to comply with an obligation to any third party having legal rights over the Premises; or

           3.8.1.4 in exercise of a right or to comply with an obligation of repair, maintenance or renewal under this Lease; or

           3.8.1.5 in connection with the development of any adjoining or neighbouring land or premises, owned by the Landlord;

           without payment of compensation for any nuisance, annoyance, inconvenience, damage or loss caused to the Tenant, subject to the Landlord (or other person entering) exercising the right as soon as reasonably practicable in a reasonable and proper manner and making good any damage caused to the Premises without unreasonable delay Provided Always that the rights granted by this clause cannot reasonably be exercised without the need for access to the Premises.

3.9        Alterations

3.9.1 Not to annex the Premises to other premises nor to make any structural additions thereto of any kind whatsoever nor to build any additional structure nor to impair the support or shelter of any neighbouring property nor to alter the height of the Premises nor to cut main or remove any of the principal or load-bearing or curtain walls or the floor or ceiling slabs in such a manner as will affect the structural integrity of the Premises nor to alter any Conducting Media in common use or exclusively serving other premises nor to alter the external appearance of the Premises nor to make any external structural alterations to the Premises.

3.9.2 Not without the consent of the Landlord (not to be unreasonably withheld or delayed) to make any other alterations or additions to the Premises or the plant and machinery therein (but the erection, alteration or removal by the Tenant of internal demountable partitioning, and consequential adjustments of ducting, ceiling tiles, light fittings and wiring, is authorised without such consent if the plans of the partitions (or details of the alteration or removal of partitioning) are deposited with the Landlord within 7 days prior to commencement of the Works).

3.9.3 On the termination of this Lease, to reinstate the Premises to the condition in which they were in at the grant of this Lease, such reinstatement to be carried out under the supervision and to the reasonable satisfaction of the Landlord or the Landlord's surveyor.

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3.9.4      To  procure  that  any  alterations  or  additions  to  the  Premises permitted by the Landlord under clause 3.9.2 be carried out by a reputable contractor.

3.10       Alienation

3.10.1     Not to assign or charge part only of the Premises.

           3.10.2.1 Not to assign or charge the whole of the Premises without the consent of the Landlord but, subject to the operation of the following provisions of this clause 3.10.2, such consent is not to be unreasonably withheld.

           3.10.2.2 For the purposes of sub-section 19(1)(A) Landlord and Tenant Act 1927 (as amended) and in addition to any other condition or requirement which the Landlord may reasonably impose or any objection which the Landlord may reasonably make the Landlord may withhold its consent to an assignment of the Premises in any one or more of the following circumstances:

                     (a) where the proposed assignee is a Group Company except where that Group Company is of equal or greater financial standing than the Tenant;

                     (b) where in the reasonable opinion of the Landlord the proposed assignee is not of sufficient financial standing to enable it to comply with the Tenant's covenants in this Lease;

                     (c) where the proposed assignee enjoys diplomatic or state immunity but this circumstance shall not apply where the proposed assignee is the
                               Government of the United Kingdom or any department thereof;

                     (d) where in the reasonable opinion of the Landlord the value of the Landlord's interest in the Premises would be diminished or otherwise adversely affected by the proposed assignment on the assumption (whether or not a fact) that the Landlord wished to sell its reversion the day following completion of the assignment of this Lease to the proposed assignee.

           3.10.2.3 For the purposes of sub-section 19(1)(A) Landlord and Tenant Act 1927 (as amended) and in addition to any other condition or requirement which the Landlord may reasonably impose, the consent of the Landlord to an assignment of the Premises may be granted subject to any one or more of the following conditions:

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                     (a)       the  delivery by the Tenant to the Landlord of an
                               authorised   guarantee  agreement  the  operative
                               provisions  of which are in the form  required in
                               Schedule 5 Part 2;

                     (b) the payment to the Landlord of all rents referred to in clause 2 which have fallen due under this Lease or any other deed supplemental to or in pursuance of this Lease prior to the date of the proposed assignment;

                     (c)       the  remedying  of  any  subsisting  material  or
                               persistent breach of any Tenant's covenant or condition in this Lease or any other deed supplemental to or in pursuance of this Lease;

                     (d) where the Landlord reasonably so requires the delivery to the Landlord of a deed of guarantee entered into by one or more third party guarantors reasonably acceptable to the Landlord in the form contained in Schedule 5 Part 1 of this Lease;

                     (e) where the Landlord reasonably so requires the delivery to the Landlord of a rent deposit deed entered into by the proposed assignee (in such reasonable form as the Landlord may from time to time reasonably determine) together with payment to the Landlord by way of cleared funds of such sum as the Landlord may reasonably determine provided always that this shall not exceed six months rent);

                     PROVIDED THAT the Landlord shall not be entitled to require both a guarantee (as referred to in paragraph (d) above) and a rent deposit (as referred to in paragraph (e) above)

3.10.3 Not to underlet the whole or any part of the Premises without the consent of the Landlord (such consent not to be unreasonably withheld or delayed).

3.10.4 On the grant of an underlease, to obtain covenants by deed from the underlessee direct with the Landlord in such form as the Landlord may reasonably require that the underlessee will:

           3.10.4.1 not assign, subunderlet or charge part only of the premises underlet;

           3.10.4.2 not part with or share possession or occupation of the whole or any part of the premises underlet, nor grant rights to third parties over them except by a permitted assignment or subunderletting;

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

           3.10.4.3 not assign, or charge or subunderlet the whole of the premises underlet without obtaining the previous consent of the Landlord under this Lease such consent not to be unreasonably withheld or delayed;

           3.10.4.4 provide for the inclusion in any subunderleases granted out of the underlease (whether immediate or mediate) of covenants to the same effect as those contained in this clause 3.10.4 and clause 3.10.5 and 3.10.7;

           3.10.4.5 not subunderlet a part of the Premises (as opposed to the whole) except by way of an Unsecured Underletting.

3.10.5     On the grant of any underlease:

           3.10.5.1 to include provisions for the revision of the rent reserved by the underlease in an upward-only direction to correspond in time and effect with the provisions for the revision of rent in this Lease;

           3.10.5.2  not to reserve or take a premium or fine;

           3.10.5.3 to reserve a rent which is the open market rent at the time of the grant of the underlease;

           3.10.5.4 to include provisions in the underlease to the same effect as those in clause 3.10.2;

           3.10.5.5 to include in such underlessee covenants as are not inconsistent with, or impair the due performance and observance of, the covenants of the Tenant in this Lease.

           3.10.5.6 in the case of an underletting of part only of the Premises to incorporate provisions whereby there is reserved as rent a fair proportion of the cost of cleaning lighting repairing maintaining and other costs and exercises incurred in relation to any parts of the Premises the use of which is common to the part underlet and the remainder of the Premises.

3.10.6 Not to underlet or sub-underlet the Premises so as to sub-divide them into more than two units of occupation on any one floor.

3.10.7 Not to underlet part only of the Premises except by way of and Unsecured Underletting.

3.10.8 Not (except by assignment or underletting permitted under this clause 3.10) to:

           3.10.8.1 part with or share possession or occupation of the whole or any part of the Premises; or

           3.10.8.2  grant any rights over the Premises to third parties.

3.10.9 The preceding provisions of this clause 3.10 do not apply to any parting with possession or occupation or the sharing of occupation or sub-division of the Premises to or with any member of a group of companies of which the Tenant is itself a member if:

           3.10.9.1 the interest in the Premises so created is and remains no more than a tenancy at will; and

           3.10.9.2 the possession, occupation or subdivision are immediately terminated if the Tenant and the relevant member cease for any reason to be members of the same group of companies.

3.11       Registration of dispositions of this Lease

           Within one month after a disposition of this Lease (a disposition being an assignment, charge, transfer, underlease, assignment or surrender of any underlease, or, on any transmission by death or otherwise, documentary evidence of devolution affecting the Premises):

3.11.1 to produce the document effecting the disposition (and in each case a certified copy for retention by the Landlord) to the Landlord's solicitors; and

3.11.2     to pay to the solicitors a fee of(pound)50 for the registration.

3.12       Enforcement of underleases

3.12.1 Not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) to vary the terms, or waive the benefit, of any underlessee covenants or conditions in an underlease of the Premises.

3.12.2 Not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) to accept a surrender of any underlease of the Premises.

3.12.3 Diligently to enforce the underlessee covenants and conditions in any underlease of the Premises and (if reasonably and properly required by the Landlord) to exercise by way of enforcement the powers of re-entry in the underlease.

3.12.4 Not without the consent of the Landlord to accept any sum or payment in kind by way of commutation of the rent payable by an underlessee of the Premises.

3.12.5 Not to accept the payment of rent from an underlessee of the Premises otherwise than by regular quarterly (or more frequent) payments in advance.

3.12.6 Duly and punctually to exercise all rights to revise the rent reserved by an underlease of the Premises, and not to agree a revised rent with an underlessee without the approval of the Landlord (such approval not to be unreasonably withheld or delayed).

3.13       User

3.13.1 Not without the consent of the Landlord to use the Premises otherwise than as offices falling within class B1(a) of the Town and Country (Use Classes) Order 1987 (as in force on 1 June 1987) and for purposes ancillary to those uses.

3.13.2 Nothing in this Lease implies or is to be treated as a warranty to the effect that the use of the Premises for those purposes is in compliance with the Planning Acts and all other statutes and regulations relating to town and country planning from time to time in force.

3.14       Restrictions affecting use of the Premises

3.14.1 Not to allow any process, activity or storage on the Premises which causes noise, fumes or vibration which can be heard, smelled or felt outside the Premises.

3.14.2 Not to store any petrol or other specially inflammable, explosive or combustible substance in the Premises.

3.14.3 Not to use the Premises for any noxious, noisy or offensive trade or business nor for any illegal or immoral act or purpose.

3.14.4 Not to do anything in the Premises which may be or grow to be a nuisance, annoyance, disturbance, inconvenience or damage to the Landlord or to the owners, tenants and occupiers of adjoining and neighbouring properties.

3.14.5 Not to load or use the floors, walls, ceilings or structure of the Premises so as to cause strain, damage or interference with the structural parts, loadbearing framework, roof, foundations, joists and external walls of the Premises.

3.14.6 Not to overload the lifts, electrical installation or Conducting Media in the Premises.

3.14.7     Not to do or omit to do anything  which may  interfere  with or which
           imposes  an   additional   loading  on  any   ventilation,   heating,
           air-conditioning or other plant or machinery serving the Premises.

3.14.8 Not to use the Premises for the sale of alcoholic liquor for consumption either on or off the Premises.

3.14.9 Not to allow any person to sleep in the Premises nor to use the Premises for residential purposes.

3.14.10 Not to store any materials or goods outside the building comprised in the Premises unless in a designated storage area approved by the Landlord and all relevant authorities.

3.14.11    Not to burn  rubbish  or  waste  materials,  paper,  wood  and  other combustible matter on the Premises except within boilers or incinerators provided for the purpose and approved by the Landlord or the Landlord's Surveyor.

3.14.12 Not to cause any land, roads or pavements abutting the Premises to be untidy or in a dirty condition and in particular (but without prejudice to the generality of the above) not to deposit on them refuse or other materials.

3.14.13 Not to permit to be discharged into any Conducting Media forming part of or serving the Premises:

           3.14.13.1 any oil or grease or any deleterious, objectionable, dangerous, poisonous or explosive matter or substance and to take all measures to ensure that any effluent discharged into the Conducting Media will not be corrosive or otherwise harmful to the Conducting Media or cause obstruction or deposit in them; or

           3.14.13.2 any fluid of a poisonous or noxious nature or of a kind likely to contaminate or pollute the water of any stream or river.

3.14.14 Not to carry out any process or carry on any activity which will or may lead to the Premises being placed on any register of contaminated land.

3.14.15 Not to use any portion of the Main Estate Road and the Development Road for the parking of vehicles nor to carry out repairs or maintenance to vehicles on the Main Estate Road or the Development Road.

3.14.16 Not to impede the use by any other person of the Estate Road or any other area used by the Tenant in common and in particular not to load or unload any vehicle unless the vehicle shall be in a loading area provided from time to time for that purpose.

3.14.17 To observe and perform such rules and regulations which Birmingham International Park (2000) Limited or the Management Company may from time to time make and which the Landlord is obliged to observe pursuant to a transfer of the Development dated 31st March 2000 and to observe and perform the reasonable rules and regulations from time to time made by the Landlord in accordance with the principles of good estate management and which relate to the orderly and proper use of the Development.

3.15       Advertisements and signs

3.15.1 Not to place or display on the exterior or the windows of the Premises or inside the Premises so as to be visible from the exterior of the Premises any name, writing, notice, sign, illuminated sign, display of lights, placard, poster, sticker or advertisement other than:

           3.15.1.1 a suitable sign of a size and kind first approved by the Landlord or the Landlord's surveyor (such approval not to be unreasonably withheld or delayed where the sign is consistent with the other tenant's signs on the Development and is consistent with the principles of good estate management) showing the Tenant's name and trade;

           3.15.1.2 such other notices as the Landlord may in its discretion approve; and


3.16       Compliance with statutes, etc

3.16.1 Except where such liability may be expressly within the Landlord's covenants in this Lease to comply in all respects with the provisions of all statutes from time to time, and the requirements of any competent authority, relating to the Premises or anything done in or on them by the Tenant, and to keep the Landlord indemnified against liability in consequence of the Tenant's failure to comply.

3.16.2 In particular (but without affecting the general operation of clause 3.17.1):

           3.16.2.1 to execute all works and do all things on or in respect of the Premises which are required under the Offices, Shops and Railway Premises Act 1963;

           3.16.2.2 to comply with all requirements under any present or future statute, order, bylaw or regulation as to the use or occupation of, or otherwise concerning, the Premises; and

           3.16.2.3 to execute with all due diligence (commencing work within two months or sooner if necessary and then proceeding continuously) all works to the Premises for which the Tenant is liable under this clause 3.16 and of which the Landlord has given notice to the Tenant;

           and, if the Tenant does not comply with clause 3.16.2.3, to permit the Landlord to enter the Premises to carry out the works, and to indemnify the Landlord on demand for the expenses of so doing (including professional fees), such expenses and any Interest on them to be recoverable as rent in arrear.

3.17       Planning permissions

3.17.1 Not without the consent of the Landlord to make any application under the Planning Acts, to any local planning authority for permission to develop, including change of use of, the Premises.

3.17.2 To indemnify the Landlord against any development charges, other charges and expenses payable in respect of planning applications submitted by or on behalf of the Tenant or any person deriving title under the Tenant or under the Tenant's control and to reimburse to the Landlord the costs it may reasonably and properly incur in connection with such consent.

3.17.3 To keep the Landlord indemnified against any reasonable and proper expense incurred in consequence of the use of the Premises reverting to the use existing before the application was made.

3.17.4 Immediately to give the Landlord full particulars in writing of the grant of planning permission submitted by or on behalf of the Tenant or any person deriving title under the Tenant or under the Tenant's control.

3.17.5 Not to implement any planning permission if the Landlord makes reasonable and proper objection to any of the conditions subject to which it has been granted.

3.18       Compliance with town planning and environmental requirements

3.18.1 To perform and observe the requirements of the Planning Acts and all other statutes and regulations relating to town and country planning and environmental protection applying to the Premises, and to obtain any development or other consent, permit or licence by reason of the development, or manner of use, of or on the Premises by the Tenant.

3.18.2 To keep the Landlord indemnified against liability by reason of the Tenant's failure to obtain any requisite development or other consent, permit or licence or in complying with the requirements of statutes and regulations.

3.18.3 To give full particulars to the Landlord of any notice or proposal for a notice, or order or proposal for an order, made, given or issued to the Tenant under the Planning Acts and all other statutes or regulations relating to town and country planning, environmental protection or otherwise within seven days after receipt by the Tenant.

3.18.4 Immediately to take all reasonable and necessary steps to comply with any such notice or order.

3.18.5 At the request and cost of the Landlord, to make or join with the Landlord in making such objections or representations against or in respect of any proposal for such a notice or order as the Landlord may consider expedient.

3.19       Claims made by third parties

3.19.1 To keep the Landlord indemnified against liability in respect of any accident, loss or damage to person or property in the Premises.

3.19.2 To keep the Landlord indemnified against liability to third parties by reason of breach by the Tenant of its obligations in this Lease.

3.20       Expenses of the Landlord

3.20.1 To pay to the Landlord on demand all reasonable and proper expenses (including bailiffs and professional fees) incurred by the Landlord:

3.20.2 incidental to or in proper contemplation of the preparation and service of a schedule of dilapidations during or after the termination of this Lease and/or a notice under sections 146 and 147 of the Law of Property Act 1925, even if forfeiture is avoided otherwise than by relief granted by the court;

3.20.3 in the recovery or attempted recovery of arrears of rent or additional rent due from the Tenant; and

3.20.4 in connection with every application for any consent or approval made under this Lease (whether or not consent or approval is given) except where a court has held that the Landlord has unreasonably withheld or delayed its consent.

3.21       Obstruction of windows or lights and easements

3.21.1 Not to stop up or obstruct any windows of the Premises or any other buildings belonging to the Landlord.

3.21.2 Not to permit any easement or similar right to be made or acquired into, against or on the Premises.

3.21.3 Where any such easement or right is or is attempted to be acquired, immediately to give notice of the circumstances to the Landlord, and at the request and cost of the Landlord to adopt such course as it may reasonably and properly require for preventing the acquisition of the easement or right.

3.22       Value added tax

3.22.1 To pay value added tax on taxable supplies of goods and services made by the Landlord in connection with this Lease, for which the consideration is to be treated as exclusive of value added tax chargeable on the payment.

3.22.2 Where the Landlord is entitled under this Lease to recover from the Tenant the costs of goods and services supplied to the Landlord, but in respect of which the Landlord makes no taxable supply to the Tenant, to indemnify the Landlord against so much of the input tax on the cost for which the Landlord is not entitled to credit allowance under section 26 of the Value Added Tax Act 1994.

3.22.3 To indemnify and keep the Landlord indemnified against loss arising from the Landlord failing to recover, or being liable to repay or pay value added tax and interest, fines and penalties resulting from the breach of the obligations by the Tenant in the preceding two subclauses, and against taxation incurred or suffered by the Landlord on amounts under this indemnity.

3.23       Notices to let and for sale

3.23.1 To allow the Landlord or its agents to enter the Premises at any time:

           3.23.1.1 within six months before the termination of this Lease to fix on the Premises a notice board for reletting the Premises; and

           3.23.1.2 to fix on some part of the Premises a notice board for the sale of the interest of the Landlord.

3.23.2     Not to remove or obscure any such notice board.

3.23.3 To permit all persons authorised by the Landlord or its agents at reasonable times upon written notice to view the Premises (at reasonable and proper hours) without interruption in connection with any such letting or sale.

3.24       Encumbrances

           To observe and perform by way of indemnity only the obligations and restrictions comprising the Encumbrances so far as they relate to the Premises and are capable of being enforced, and to keep the Landlord indemnified against liability for the breach of the obligations and restrictions except where the obligations are those of the Landlord under the provisions of the Service Charge.

4.         Provisos

           The parties agree to the following provisos.

4.1        Proviso for re-entry

4.1.1 The Landlord may terminate this Lease by re-entering the Premises (or a part of them) itself or by an authorised agent if:

           4.1.1.1 any rent remains unpaid 21 days after becoming due for payment (whether or not formally demanded); or

           4.1.1.2 the Tenant fails to perform or observe any of its covenants or the conditions in this Lease or allows any distress or execution to be levied on its goods which is not satisfied within 7 days; or

           4.1.1.3 an event of insolvency occurs in relation to the Tenant or any guarantor of the Tenant.

4.1.2 Re-entry in exercise of the rights in clause 4.1.1 does not affect any other right or remedy of the Landlord for breach of covenant or condition by the Tenant occurring before the termination of this Lease.

4.1.3      The expression an event of insolvency in clause 4.1.1 includes:

           4.1.3.1 (in relation to a company or other corporation which is the Tenant or a guarantor) inability of the company to pay its debts, entry into liquidation whether compulsory or voluntary (except for the purpose of amalgamation or reconstruction), the passing of a resolution for a creditors' winding-up, the making of a proposal to the company and its creditors for a composition in satisfaction of its debts or a scheme of arrangement of its affairs, the application to the court for an administration order, and the appointment of a receiver or administrative receiver; and

           4.1.3.2 (in relation to an individual who is the Tenant or a guarantor) inability to pay or having no reasonable prospect of being able to pay his debts, the presentation of a bankruptcy petition, the making of a proposal to his creditors for a composition in satisfaction of his debts or a scheme of an arrangement of his affairs, the application to the court for an interim order, and the appointment of a receiver or interim receiver;

           and in relation to the various events of insolvency they are, wherever appropriate, to be interpreted in accordance and conjunction with the relevant provisions of the Insolvency Act 1986.

4.2        Power for Landlord to deal with adjoining property

           The Landlord may deal as it thinks fit with other property adjoining or nearby belonging to the Landlord, and may erect or permit to be erected on such property any buildings irrespective of whether they affect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Premises.

4.3        Compensation for disturbance

           The Tenant is not entitled to claim any compensation from the Landlord on quitting the Premises unless and to the extent that any statutory right to compensation precludes the operation of this clause.

4.4        Removal of property after determination of Term

4.4.1 If, after the Tenant has vacated the Premises following the termination of this Lease, any property of the Tenant remains in the Premises, and the Tenant fails to remove it within 28 days after being requested in writing by the Landlord to do so, the Landlord may as the agent of the Tenant sell such property and hold the proceeds of sale, after deducting the costs and expenses of removal, storage and sale reasonably and properly incurred by it, to the order of the Tenant.

4.4.2 The Tenant will indemnify the Landlord against any liability incurred by it to any third party whose property has been sold by the Landlord in the bona fide mistaken belief (which is to be presumed unless the contrary is proved) that it belonged to the Tenant and was liable to be dealt with as such under this clause 4.4.

4.5        Notices, consents and approvals

4.5.1 Any notice served under or in connection with this Lease is to be in writing and to be treated as properly served if compliance is made with either the provisions of section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962) or section 23 of the Landlord and Tenant Act 1927.

4.5.2 Any consent or approval required under this Lease shall be in writing and shall be obtained before the act or event to which it applies is carried out or done and shall be effective only if it is in such form and upon such terms as the party giving it properly requires and contains the statement "this is the form of consent or approval required by the lease pursuant to which it is granted".

4.6        Services

4.6.1 It is hereby agreed between the parties with regard to the Services in respect of the Estate to be provided by the Management Company the

           Tenant shall not be required through the Service Charge to make any payments or contributions at any time with regard to the following matters:

           (a) the cost charges and expenses in bringing the Main Estate Road up to adoption standard, in remedying any defects or carrying out any works required by the highway authority prior to its adoption and in relation to its adoption; and

           (b) the maintenance and repair of foul and storm water sewers referred to in the draft Section 104 Agreement submitted in 1996 and to be made between Birmingham International Park Limited (1) Barclays Bank Plc (2) and the Metropolitan Borough of Solihull (3)

4.6.2 It is hereby agreed between the parties that the Landlord will not include in the service charge or the Landlord's Services any capital costs relating to the initial construction or development of any part of the Development.

4.6.3 For the avoidance of doubt it is agreed between the parties that for the purposes of Schedule 4 the expressions "Account" "Advance Payment" "Expenditure" "Management Company" "Service Charge" and "Services" relate to the Services on the Estate and not to the Development Service Charge.

5.         Landlord's covenants

           The Landlord covenants with the Tenant as follows.

5.1        Quiet enjoyment

           That the Tenant, paying the rents reserved by, and performing the Tenant's covenants in this Lease, may lawfully and peaceably enjoy the Premises throughout the Term without interruption by the Landlord or by any person lawfully claiming through, under or in trust for the Landlord.

5.2 To comply with all the covenants and conditions relating to the Estate in so far as the same relate to the Development and are not the responsibility of the Tenant or any other tenant or occupier of the Development.

5.3 The Landlord agrees with the Tenant that it will if required by the Tenant in writing take such action as the Tenant may reasonably require to enforce against the Management Company the covenants conditions and rights contained or referred to in the transfer of the Development dated 31st March 2000 and made between the Landlord and Birmingham International Park (2000) Limited in so far as the same relate to and affect the Estate the Premises or the Service Charge subject to the Tenant paying the Landlord's reasonable and proper costs of enforcing such covenants conditions and rights.

6.         Obligations in schedules to this Lease

           The Landlord and the Tenant mutually covenant to observe and perform their respective obligations and the conditions in the schedules.

7.         Expert determination

7.1 In this Lease, where any issue is required to be dealt with by, or submitted for the determination of, an independent expert, the following provisions of this clause are to apply but, in case of conflict with other provisions specifically relating to expert determination elsewhere in this Lease, those other provisions are to prevail to the extent of the conflict.

7.2 The expert is to be appointed by the parties jointly, or if they cannot or do not agree on the appointment, appointed by whichever of the following is appropriate:

7.2.1 the president from time to time of the Royal Institution of Chartered Surveyors; or

7.2.2 the president from time to time of the Institute of Chartered Accountants in England and Wales;

           or in either case the duly appointed deputy of the president, or other person authorised by him to make appointments on his behalf.

7.3 The person so appointed is to act as an expert, and not as an arbitrator.

7.4 The expert so appointed must afford the parties the opportunity within such a reasonable and proper time limit as he may stipulate to make representations to him (accompanied by professional rental valuations, reports or other appropriate evidence in the relevant circumstances) and permit each party to make submissions on the representations of the other.

7.5 The fees and expenses of the expert, including the cost of his nomination, are to be borne as the expert may direct (but in the absence of such a direction, by the parties in equal shares), but (unless they otherwise agree) the parties will bear their own costs with respect to the determination of the issue by the expert.

7.6 One party may pay the costs required to be borne by another party if they remain unpaid for more than 21 days after they become due and then recover these and any incidental expenses incurred from the other party on demand.

7.7 If the expert refuses to act, becomes incapable of acting or dies, the Landlord or the Tenant may request the appointment of another expert in his stead under clause 7.2.

7.8 The determination of the independent expert, except in case of manifest error, is to be binding on the Landlord and the Tenant.

7.9 Where in clauses 3.3.2 and 3.9.3 and in the definitions of Development Service Charge and Service Charge Percentage in Part 1 of
           Schedule 4 a matter is to be determined by the Landlord or the Landlord's surveyor the Tenant shall be entitled within 20 working days of such determination to dispute such determination and in such circumstances the dispute shall be referred to an independent expert and the provisions of this clause 7 shall apply

7.10 If the base rate of Barclays Bank Plc ceases to be published and the Landlord designates another comparable rate, the Tenant shall be entitled within 20 working days of such comparable rate being so designated to dispute such rate and in such circumstances the comparable rate of interest shall be such rate as is determined or agreed by an independent expert in accordance with clause 7

8.         Covenant status of this Lease

           This Lease is a new tenancy within the meaning of section 1 of the Landlord and Tenant (Covenants) Act 1995.

9.         Contracts (Rights of Third Parties) Act 1999

9.1 Unless the right is expressly granted, it is not intended that a third party has a right to enforce a provision of the Lease pursuant to the Contracts (Rights of Third Parties) Act 1999.

9.2 The parties may rescind or vary the provisions of this Lease without the consent of a third party to whom a right of enforcement has been expressly granted.

10.        Jurisdiction

10.1 This Lease will in all respects be governed by and construed in accordance with English law and the parties irrevocably submit to the jurisdiction of the English courts

10.2 The Tenant's address in England for service of all notices and proceedings is 2nd Floor Concorde House Trinity Park Birmingham West Midlands B37 7EC

Delivered as a deed on the date of this document.

                                   SCHEDULE 1
                                  The Premises

           The land shown edged red on Plan 1 forming part of the land registered at H M Land Registry and comprised in title number WM719791 being land abutting the south side of Starley Way and to the west of Bickenhill Lane, Solihull, West Midlands and of which the Landlord is registered as proprietor with absolute title and on which the building known as Geneva House is constructed.

                                     Part 2
                           Rights enjoyed with demise

1. A right of way in common with the Landlord, the Management Company and all others from time to time so entitled for the Tenant, its lessees, employees, licensees and others authorised by them to pass and repass with or without vehicles for all purposes connected with the use and enjoyment of the Premises over and along the Main Estate Road and the Development Road until (if ever) they are adopted as public highways.

2. The right in common with the Landlord, the Management Company and others from time to time so entitled to the free and uninterrupted use of and the passage of the Utilities through the Service Media which now are or may during the Perpetuity Period be in under or over the Main Estate Road, Development Road or other Common Parts, but the Landlord or the Management Company may change the routes of the Service Media unless and to the extent that it would interrupt or interfere with the exercise of the right now granted.

3. The right of lateral and subjacent support and protection from the remainder of the Estate and any adjoining or neighbouring land for the Premises.



                                     Part 3
                           Exceptions and reservations

1. The right to enter upon the Premises (on giving reasonable notice) with employees , agents, contractors, plant and equipment in order to lay, make, inspect, clean, repair and renew foul and surface water sewers and drains and/or Service Media serving or to serve the Estate and/or any adjoining or neighbouring land, but the persons exercising the right are to make good all physical damage occasioned in the exercise of the right PROVIDED THAT this right shall not extend to the laying of any such sewers and drains and/or Service Media under any buildings erected on the Premises.

2. The right to connect the sewers, drains and Service Media referred to in paragraph 1 above to any sewers, drains and Service Media on or under the Premises of suitable capacity, and the right to use any sewers, drains and Service Media on or under the Premises.

3. The right for the Landlord, in common with the Tenant and all others having the like right, to the free and uninterrupted use of and the passage of the Utilities through Service Media which now are or may at any time during the Perpetuity Period be in under or over the Premises.

4. The right of lateral and subjacent support and protection from the Premises for the remainder of the Estate and any adjoining or neighbouring land.

5. The right to erect or permit to be erected any buildings or other structures, and to alter any building or other structure erected on the Estate or the Retained Land or the Development notwithstanding obstruction or interference with the passage and access of light and air to any building now or in the future on the Premises, and so that light and air enjoyed by the Premises over any part of the Estate or the Main Estate Road, or the Development Road are to be enjoyed by the licence or consent of the Landlord and not as of right.

6.         All rights of entry upon the Premises referred to in clauses 3 and 4.

7. The right (where necessary or where a third party is exercising its rights) to close the Main Estate Road and the Development Road for the purposes of effecting repairs renewals improvements and maintenance and for obtaining access to any Utilities Conducting Media or Service Media and for any other reasonable purpose including the right to erect scaffolding and all necessary ancillary rights provided that the erection of such scaffolding does not involve the whole of the Main Estate Road or the Development Road.

                                     Part 4
                                  Encumbrances

                 Date           Description of document                     Parties



                                      -27-

             26.04.1994           Deed                        BDS Properties Limited (1)  BDS
                                                              Investments Limited (2)  Metropolitan
                                                              Borough of Solihull (3)

             16.09.1994           Supplemental Deed           BDS Properties Limited (1)  BDS
                                                              Investments Limited (2)  Metropolitan
                                                              Borough of Solihull (3)

                                   SCHEDULE 2
                                  Rent reviews

1.         The review dates

           The yearly rent payable under this Lease is to be reviewed on the expiry of the fifth and tenth years of the Term (referred to in this schedule as the review dates and the relevant review date shall be construed accordingly) and with effect on and from the relevant review date, the reviewed rent (as agreed or determined in accordance with this schedule) is to become payable as the yearly rent reserved by this Lease.

2.         Upward-only rent reviews

           The reviewed rent is to be the greater of:

2.1 the yearly rent reserved under this Lease immediately preceding the relevant review date (ignoring for this purpose any deduction from suspension of or abatement of rent arising pursuant to paragraph 6 of schedule 3 or by virtue of any statutory or extra statutory provision or by agreement between the parties or in consequence of any lawful deduction from rent made by the Tenant or for any other reason whatsoever); and

2.2        the market rent of the Premises at the relevant review date.

3.         The market rent

           For the purposes of this Lease, the expression market rent means the yearly rent at which the Premises might reasonably and properly be expected to be let in the open market by a willing landlord to a willing tenant:

3.1        with vacant possession;

3.2 for a term of 10 years from the relevant review date having a rent review, in the same terms as this Lease, at the expiry of each period of five years throughout the term;

3.3        without the payment of a premium by the willing tenant; and

3.4 subject to the provisions of this Lease, other than the length of the term and the amount of rent, but including these provisions for rent review;

           but on the assumption, if not the fact, that at the relevant review date:

3.5 the Premises have been fitted out ready for occupation and immediate use for the willing tenant's business so that the willing tenant would not require a rent or other allowance at the relevant review date for that purpose (but this assumption does not affect the operation of paragraph 4.3);

3.6 in case the Premises or the Estate or the Development have been destroyed or damaged (or the Premises have been made unfit for use and occupation by reason of damage to the Building or the Estate or the Development) they have been fully reinstated (or rendered fit for use and occupation);

3.7 the Premises and the building are in a state of full repair required by this Lease and the covenants of the Tenant have been fully observed and performed;

3.8 there is not in operation any statute, order or instrument, regulation or direction which has the effect of regulating or restricting the amount of rent of the Premises which might otherwise be payable;

3.9        the Premises may be lawfully used throughout the Term as offices; and

4.         Matters to be disregarded

           In agreeing or determining the market rent, the effect upon it of the following matters are to be disregarded:

4.1        the occupation of the Premises by the Tenant;

4.2 any goodwill attached to the Premises by reason of the carrying on at the Premises of the business of the Tenant;

4.3 any improvements to the Premises made by the Tenant with the consent of the Landlord other than those:

4.3.1      made in pursuance of an obligation to the Landlord;

4.3.2 completed by the Tenant more than 21 years before the relevant review date; or

4.3.3      for which the Landlord has made a financial contribution;

4.4 any works carried out by the Tenant which have diminished the market rent; and

4.5 any works carried out by the Tenant prior to the grant of this Lease including the Works (as defined in a licence for alterations to be entered into between the Landlord and the Tenant immediately after completion of this Lease);

           and  in  this  paragraph  4,  reference  to  "the  Tenant"   includes
           predecessors-in-title to the Tenant, and subtenants of the Tenant or of the predecessors-in-title of the Tenant.

5.         Procedure for determination of market rent

5.1 The Landlord and the Tenant are to endeavour to agree the market rent at any time not being earlier than 6 months before the relevant review date, but if they have not agreed the market rent three months before the relevant review date the amount of the market rent is to be determined by reference to the arbitration of an arbitrator

5.2 The arbitrator shall be nominated by the Landlord and the Tenant jointly, but, if they cannot or do not do so, then he shall be nominated by the president for the time being of the Royal Institution of Chartered Surveyors on the application either of the Landlord or of the Tenant.

5.3 The reference to and award of the arbitrator shall be governed by the Arbitration Act 1996

5.4 The arbitrator nominated is to be a chartered surveyor having not less than ten years' experience of leasehold valuation of property being put to the same or similar use as the Premises and of property in the same region in which the Premises are situated.

5.5 If the arbitrator refuses to act, becomes incapable of acting or dies, the Landlord or the Tenant may request the appointment of another arbitrator as provided in paragraph 5.1

6.         Time limits

           Time is not of the essence in agreeing or determining the reviewed rent or of appointing an arbitrator

7.         Rental adjustments

7.1 If the market rent has not been agreed or determined in accordance with the provisions of this schedule before the relevant review date, then, until the market rent has been so agreed or determined, the Tenant will continue to pay, on account, rent at the rate of yearly rent payable immediately before the relevant review date.

7.2 The Tenant will pay to the Landlord, within seven days after the time that the market rent has been agreed or determined, all arrears of the reviewed rent which have accrued in the meantime, with interest equal to the base rate of Barclays Bank PLC on each of the instalments of the arrears from the time that it would have become due if the market rent had then been agreed or determined until payment becomes due from the Tenant to the Landlord under this paragraph 7.2.

8.         Reviewed rent reserved in phases

           The Landlord and the Tenant may, at any time before the market rent is determined by an arbitrator, settle the reviewed rent in more than one amount and agree to reserve the amounts increasing in phases until the next review date or, if none, the expiry of the Term.

9.         Memorandum of rent review

           The parties shall cause a memorandum of the reviewed rent duly signed by the Landlord and the Tenant to be endorsed on or securely annexed to this Lease and the counterpart of this Lease.

                                   SCHEDULE 3
                              Insurance provisions

1.         Insured Risks

1.1 Insured Risks means the risks and other contingencies against which the Premises are required to be, or which may be, insured under this Lease, but subject to any exclusions, limitations and conditions in the policy of insurance.

1.2 Insured Risks include (without limitation) fire, lightning, explosion, storm, tempest, flood, bursting and overflowing of water tanks, apparatus or pipes, earthquake, aircraft (but not hostile aircraft) and devices dropped from aircraft, riot and civil commotion, subsidence, and such other risks as the Landlord may consider it prudent to insure.

1.3 If a risk or contingency itemised, or otherwise included, as an Insured Risk, can no longer be insured or can only be insured at an uneconomic rate, the risk or contingency shall cease to be treated as an Insured Risk from the time that cover is withdrawn and the Landlord has notified the Tenant of its withdrawal.

2.         Tenant's liability for insurance premiums

2.1 The Tenant will pay to the Landlord on demand the insurance premiums incurred by the Landlord.

2.2 Insurance premiums are to include all monies expended, or required to be expended by the Landlord in effecting and maintaining cover against:

           2.2.1      Insured Risks;

           2.2.2      three years' loss of rent insurance;

           2.2.3 such professional fees as may be incurred in connection with rebuilding or reinstatement of the Premises;

           2.2.4 the costs of demolition, shoring up, and site clearance works;

           2.2.5      third-party and public liability risks; and

           2.2.6      value added tax liability on such items.

2.3 The insurance cover may take into account cover for the effects of inflation and escalation of costs and fees, the Landlord's estimate of the market rent of the Premises as defined in schedule 2 in the context of ensuing rent reviews and the termination of the Lease.

3.         Tenant's obligations in relation to insurance cover

3.1 The Tenant will not do anything which may render void or voidable the insurance of the Landlord on the Premises or which may cause insurance premiums to be increased.

3.2 The Tenant will provide efficient fire extinguishers of a type required by law and (if required) approved by the fire officer and will adopt such other precautions against Insured Risks as the Landlord's insurers require and which are normal in relation to a comprehensive insurance policy

3.3 If the insurance of the Landlord is vitiated in whole or in part in consequence of an act or omission of the Tenant, persons occupying or enjoying the use of the Premises through or under the Tenant, or their respective employees, workmen, agents or visitors, the Tenant will pay to the Landlord on demand a sum equal to the amount of the insurance monies which have become irrecoverable in consequence of that act or omission.

3.4 The Tenant may not insure the Premises for any of the Insured Risks in such a manner as would permit the insurer of the Landlord to average the proceeds of insurance or cancel insurance cover.

3.5 The Tenant will notify the Landlord immediately of the occurrence of damage to the Premises by any of the Insured Risks.

3.6 If the Premises are damaged by Insured Risks, the Tenant will pay to the Landlord on demand the amount of any uninsured excess to which the insurance cover of the Landlord is subject.

3.7 The obligations of the Tenant to repair, and to yield up in repair, the Premises, are to remain operative to the extent that the insurance of the Landlord in respect of Insured Risks is vitiated or insurance monies are withheld by reason of an act or omission of the Tenant, persons occupying or enjoying the use of the Premises through or under the Tenant, or their respective employees, workmen, agents or visitors, but do not otherwise operate in respect of damage to the Premises by Insured Risks.

3.8 The Tenant will pay the reasonable and proper cost of the revaluation of the Premises for insurance purposes whenever reasonably required by the Landlord provided such revaluation do not take place more than once a year.

4.         Landlord's obligation to insure and reinstate

4.1 The Landlord will keep the Premises insured with an insurer of repute against Insured Risks and other items referred to in paragraph 2.2 for the full cost of reinstatement, subject to such uninsured excess as the insurer may reasonably and properly apply.

4.2 Following damage to or destruction of the Premises by an Insured Risk, the Landlord will diligently apply, or procure the application of, the proceeds of the insurance covering reinstatement and rebuilding costs for those purposes, and will make good any deficiency in the proceeds of the insurance out of its own resources.

4.3        The obligations of the Landlord in paragraph 4.2 do not apply:

4.3.1 if the Landlord is unable, after using its reasonable and proper endeavours to do so, to obtain any requisite planning permission or other consents for the reinstatement or rebuilding of the Premises or of a building of similar size, character and amenity;

4.3.2 if the Landlord's insurance is vitiated by reason of an act or omission of the Tenant, persons occupying or enjoying the use of the Premises through or under the Tenant, or their respective employees, workmen, agents or visitors unless and until the Tenant has paid all sums due from it under paragraph 3.3; or

4.3.3      if this Lease is, or is to be, determined under paragraph 7

4.4 Where the Premises are substantially damaged or destroyed, the Tenant may not object to the reinstatement or rebuilding of the Premises in a form which is not identical to the Premises immediately before the damage or destruction occurred, if the Premises as reinstated or rebuilt are of at least an equivalent or similar standard, and afford amenities which are not inferior to or deficient from those enjoyed by the Tenant before the damage or destruction.

5.         Landlord's obligations in relation to insurance

5.1 The Landlord will use its reasonable and proper endeavours to procure that its insurers waive entitlement to rights of subrogation against the Tenant, persons occupying or enjoying the use of the Premises through or under the Landlord, and their respective employees, workmen, agents or visitors.

5.2 The Landlord will provide the Tenant with a copy of its insurance policies (or other evidence of the conditions of insurance) on the Premises, and (at the request of the Tenant) with a receipt for the payment of the last premium or other evidence of renewal and up-to-date details of the amount of cover.

5.3 The Landlord will promptly notify the Tenant of any changes in its insurance cover or of the terms on which cover has been effected.

5.4 The Landlord may retain any discount on the insurance premiums or commission offered to it by its insurer for its exclusive benefit.

6.         Suspension of Rent

6.1 Paragraph 6.2 applies if the Premises are at any time during the Term so damaged by an Insured Risk as to render the Premises or any part of them unfit for occupation, use or enjoyment, except in the circumstances referred to in paragraph 4.3.2.

6.2 The rent and additional rent reserved by this Lease, or a fair proportion of them according to the nature and extent of the damage sustained, shall be suspended and cease to be payable until the Premises (excluding fitting-out works and replacement of contents) have been reinstated and made fit for occupation, use and enjoyment.

6.3 A dispute as to the amount of the abatement of the rent or the duration of the period of abatement is to be submitted to a single arbitrator, by whose decision the parties are to be bound, who is to be appointed by the parties jointly or, if they do not agree on the appointment, by the president for the time being of the Royal Institution of Chartered Surveyors (at the request of either party) and the arbitration is to be conducted under the Arbitration Act 1996.

7.         Option to determine

           If for any reason beyond the control of the Landlord it proves impracticable to commence rebuilding or reinstatement of the Premises within two years of the damage by an Insured Risk, the Landlord may within twelve months thereafter terminate this Lease by giving to the Tenant written notice to that effect.

8.         Retention of insurance proceeds

           On the termination of this Lease under paragraph 7, or if this Lease is terminated by the operation of the doctrine of frustration, the Landlord shall be entitled to retain the proceeds of insurance for its exclusive benefit.

                                   SCHEDULE 4
                            Service charge provisions

                                     Part 1
                                   Definitions

In this Schedule, the following words and expressions have the following meanings unless the context otherwise requires:

           Accountant                           a   suitably    qualified    and
                                                experienced  person appointed by
                                                the   Management    Company   to
                                                perform   the   function  of  an
                                                accountant  in  relation  to the
                                                Expenditure     (including    an
                                                employee   of   the   Management
                                                Company  or of a  member  of the
                                                same group of  companies as that
                                                term is defined in Section 42 of
                                                the   Landlord  and  Tenant  Act
                                                1954);

           Advance Payment                      a quarterly  payment as referred
                                                to in  paragraph  1 of Part 3 of
                                                this schedule;

           Computing  Date                      December  in every  year or such
                                                other  date  as  the  Management
                                                Company  and/or the Landlord may
                                                from time to time designate;

          Development Advance Payment           a quarterly  payment as referred
                                                to in  paragraph  3 of part 3 of
                                                this schedule;

          Development Common Parts              the  parts  of  the  Development
                                                comprising the Development  Road
                                                (to the  extent  that  they have
                                                not been adopted as maintainable
                                                at  the  public  expense),   and
                                                landscaped  areas  which are not
                                                the    responsibility    of   an
                                                individual  owner or occupier of
                                                part  of  the   Estate   or  the
                                                Management Company and all other
                                                areas ways and  amenities in the
                                                Development      provided     or
                                                designated  from time to time by
                                                the  Landlord for common use and
                                                enjoyment   by  the  owners  and
                                                occupiers  of  the   Development
                                                (including any Conducting  Media
                                                which  do not  form  part of the
                                                Service   Media   and   are  not
                                                demised  to  the  Tenant  or any
                                                other      tenant     of     the
                                                Development), and each and every
                                                part of them,  which are not the
                                                responsibility of the Management
                                                Company;

          Development Service Charge            a  fair  and  proper  proportion
                                                attributable to the Premises (to
                                                be  conclusively  determined  by
                                                the  Landlord or the  Landlord's
                                                surveyor by a comparison  of the
                                                plot area of the  Premises  with
                                                the  aggregate  plot area of the
                                                buildings     (including     the
                                                Premises)  from  time to time in
                                                the  Development) of the cost to
                                                the  Landlord of  providing  the
                                                Landlord's  Services,  including
                                                reasonable and proper management
                                                costs, fees,  salaries,  charges
                                                and  expenses and the expense of
                                                cleaning,  lighting,  repairing,
                                                renewing,            decorating,
                                                maintaining  and where necessary
                                                rebuilding   any  party   walls,
                                                fences,     gutters,     drains,
                                                roadways,   pavements,  entrance
                                                ways,   stairs   and   passages,
                                                access  ways and  service  areas
                                                which  are  or may  be  used  or
                                                enjoyed  by an  occupier  of the
                                                Premises   in  common  with  any
                                                other person or persons;

          Expenditure                           the aggregate of all  reasonable
                                                costs    fees    expenses    and
                                                outgoings  properly  incurred by
                                                the   Management    Company   in
                                                providing the Services including
                                                bank   charges,    interest   on
                                                borrowings   from  a   reputable
                                                clearing    bank    at    normal
                                                commercial rates and Value Added
                                                Tax which is not recoverable;

                                                such  sums  as  the   Management
                                                Company  reasonably  and  fairly
                                                considers prudent to reserve for
                                                future      and      anticipated
                                                Expenditure  from  time  to time
                                                whether or not for  periodically
                                                recurring items; and

                                                such  other sums (if any) as are
                                                required   to  be   treated   as
                                                Expenditure under this schedule;

          Financial Year                        the period  from the [ ] to (and
                                                including)  the first  Computing
                                                date and thereafter  between two
                                                consecutive    Computing   Dates
                                                (excluding    the    first   but
                                                including  the second  Computing
                                                Date in the period);

          Landlord's Services                   the services  which the Landlord
                                                covenants  to  provide in Part 5
                                                of  this  schedule  and  as  are
                                                listed   in   Part  6  of   this
                                                schedule

          Services the services which the Landlord covenants in Part 2 of this schedule to procure the Management Company provides and as are listed in Part 4 of this schedule;

          Service Charge                        the Service Charge Percentage of
                                                the  Expenditure  subject to the
                                                agreed  deductions in respect of
                                                the Premises in accordance  with
                                                clause 4.6.1;

          Service Charge Percentage             a  fair  and  proper  proportion
                                                attributable to the Premises (to
                                                be determined by the Landlord or
                                                the  Landlord's  surveyor  by  a
                                                comparison  of the plot  area of
                                                the Premises  with the aggregate
                                                plot   area  of  the   buildings
                                                (including  the  Premises)  from
                                                time to time on the Development)


                                     Part 2
                Landlord's covenants in relation to the Services

1. Subject to paragraph 4 of this Part of this schedule the Landlord covenants with the Tenant to procure the Management Company provides the Services set out in Part 4 in accordance with the principles of good estate management, but:

1.1 neither the Landlord nor the Management Company is to be held responsible for damage caused by any want of repair to, or defects in, the Common Parts unless and until notice in writing of the want of repair or defect has been given to the Landlord and the Management Company (whether by the Tenant or the lessee or occupier of any other part of the Estate) and the Management Company has failed to make good or remedy the want of repair or defect within a reasonable time after receipt of the notice or (in case of emergency) has failed to effect such temporary repair as may be practicable;

1.2        nothing  in this  covenant  prejudices  the  right of the  Management
           Company or the Landlord to recover from the Tenant or any other person the amount or value of any loss or damage suffered by or caused to the Management Company or the Landlord or the Common Parts by the negligence or other wrongful act or default of the Tenant or other person;

1.3 in supplying the Services, the Management Company may employ managing agents contractors or such other suitably qualified persons as the Management Company may from time to time reasonably think fit, whose reasonable and proper fees, salaries, charges and expenses (including any irrecoverable Value Added Tax) are to form part of the Expenditure;

2. The Management Company is not to be liable for any injury to or loss or damage suffered by the Tenant or its successors in title the owners and occupiers of the Premises or any part thereof caused by:

2.1        breakdown, absence, failure or insufficiency of the Services; or

2.2 defect in the Service Media or plant, machinery or apparatus used in connection with the provision of the Services; unless

2.3 the injury loss or damage is covered by, and the Management Company receives, payment under a policy of insurance effected by it in respect of that risk; or

2.4 the injury loss or damage arises out of the failure of the Management Company to comply with paragraph 2 of this Schedule; or

2.5 the breakdown, absence, failure, interruption, insufficiency or defect could reasonably have been prevented or its effect ameliorated by the exercise by the Management Company of reasonable care, attention, diligence and skill or those undertaking the Services on its behalf.

3. The Landlord is not to be liable for any injury to or loss or damage suffered by the Tenant or its successors in title the owners and occupiers of the Premises or any part thereof caused by:

3.1        breakdown, absence, failure or insufficiency of the Services; or

3.2 defect in the Service Media or plant, machinery or apparatus used in connection with the provision of the Services;

4. The Management Company may at its discretion withhold add to extend vary or make any alterations to any of the Services from time to time if the Management Company reasonably deems it desirable to do so for the more efficient management security and operation of the Estate or for the comfort of the owners and occupiers of the Estate generally.

5. The Landlord shall procure the Management Company uses its reasonable endeavours to remedy or make good any breakdown, absence, failure, insufficiency or defect of the Services or Service Media or other plant machinery or apparatus referred to in paragraph 2 of this Part of this schedule, for which the Management Company is responsible pursuant to an obligation to the Landlord, within a reasonable time after becoming aware of it, but neither the Landlord nor the Management Company is to be held liable under this covenant:

5.1 for anything which the Tenant covenants to repair or make good under this Lease; or

5.2 to the extent that the policy money due to the Management Company under any relevant insurance policy effected by the Management Company in respect of that matter has been wholly or partly refused or withheld in consequence of some act neglect or default of the Tenant its subtenants or its or their or employees or agents or other persons under its or their control.

6. The Landlord shall procure the Management Company prepares as soon as possible after, and in any event no later than four months after the end of, each Financial Year, accounts certified by the Accountant showing the

           Expenditure for that Financial Year and containing a fair summary of the various items comprising the Expenditure and shall procure the Management Company supplies a copy of the accounts to the Tenant and makes available the vouchers supporting such summary to the Tenant (by prior appointment) for inspection, but:

6.1 if the receipts recovered by the Management Company in respect of any Financial Year, after making all proper provisions including provision for bad or doubtful debts, is or would be less than its expenditure and outgoings, the Management Company may include the amount of the shortfall in the Expenditure for that or a subsequent Financial Year;

6.2 if and to the extent that the shortfall is due to a provision for a bad or doubtful debt owed to the Management Company by an owner lessee or occupant of any of the part of the Estate or other person liable to contribute to the Expenditure, the Management Company may apportion the shortfall among the other persons liable to contribute to Expenditure but only in the proportions in which they are between themselves liable so to contribute, and any amount so apportioned to the Tenant shall be included in the Service Charge payable by the Tenant in respect of that or a subsequent Financial Year;

6.3 if the debt or part of it is later recovered, the Landlord is to repay to the Tenant a due proportion of the amount the Landlord receives from the Management Company by way of repayment of that debt;

7. If the total extent of property enjoying, or capable of enjoying, the benefit of any of the Services is increased or decreased on a permanent basis, or extended on a like basis to any adjoining or neighbouring property and the percentage of the Expenditure payable to the Management Company by the Landlord pursuant to an obligation to the Management Company is varied then the Service Charge Percentage shall be varied with effect from the date the percentage payable by the Landlord is varied and the percentage variation shall be determined by the Landlord or the Landlord's surveyor (acting reasonably)

8. The Landlord shall procure the Management Company uses reasonable endeavours to recover sums expended or liability incurred in the Financial Year in which it expends the sum or incurs such liability or in the next following Financial Year but the Management Company and the Landlord is nevertheless not precluded from recovering it in a subsequent Financial Year

                                     Part 3
                               Tenant's Covenants

           The Tenant covenants with the Landlord:

1. On each of the usual quarter days in every year, to pay to the Landlord on account of the Service Charge for that Financial Year a quarter of such sum as the Landlord has specified as a fair and reasonable estimate of the Service Charge for that Financial Year based on the Expenditure for the previous Financial Year and anticipated Expenditure in the current Financial Year

2.         If the Service Charge for a Financial Year:

2.1 exceeds the total Advance Payments made by the Tenant in respect of it, to pay the excess to the Landlord on demand; or

2.2 is less than the total Advance Payments made by the Tenant in respect of it, the overpayment will be credited to the Tenant against the next Advance Payment and (if appropriate) subsequent Advance Payments.

3. On each of the usual quarter days in every year, to pay to the Landlord on account of the Development Service Charge for that Financial Year a quarter of such sum as the Landlord has specified as a fair and reasonable estimate of the Development Service Charge for that Financial Year.

4.         If the Development Service Charge for a Financial Year:

4.1 exceeds the total Development Advance Payments made by the Tenant in respect of it, to pay the excess to the Landlord on demand; or

4.2 is less than the total Development Advance Payments made by the Tenant in respect of it, the overpayment will be credited to the Tenant against the next Development Advance Payment and (if appropriate) subsequent Development Advance Payments.

5. To pay Interest on demand on any sum properly payable by the Tenant pursuant to this Part of this schedule which is not paid within 14 days after it becomes due.

                                     Part 4
                                  The Services

1. Keeping the Structural Landscaping in a neat and tidy condition and properly cultivated and tending and renewing all plants shrubs and trees within the Structural Landscaping as reasonably necessary.

2.         Maintaining  repairing and when necessary renewing the Common Parts.

3. Sweeping, cleaning, de-icing and gritting the Main Estate Road and keeping the same clean and tidy.

4. Employing such workmen and/or contractors (including without prejudice to the generality of the foregoing landscape architects or contractors) as may be reasonably necessary in connection with the upkeep of the Common Parts and the provision of the Services.

5. Insuring any risks for which the Management Company may be liable as an employer of persons working on the Estate or as the owner of the Common Parts or any part thereof as it shall reasonably think fit.

6. Operating maintaining and (if necessary) renewing the lighting apparatus from time to time on the Common Parts and providing such additional lighting apparatus as the Management Company may reasonably think fit.

7. Paying all rates, taxes, duties, charges, assessments and outgoings whatsoever (whether parliamentary parochial local or of any other description) assessed charged or imposed upon or payable in respect of the Common Parts except insofar as the same are the responsibility of the individual lessee of any Unit.

8. Providing, maintaining, repairing, replacing and lighting estate signs directions and other traffic signs and an estate directory board.

9. Abating a nuisance and executing such works as may be necessary to comply with a notice served by a Local Authority in connection with the Common Parts, except insofar as it the liability of or attributable to the fault of an individual owner (including the Landlord in relation to parts of the Estate (other than the Common Parts) of which the freehold interest is for the time being vested in the Landlord).

10. Preparing and supplying to the owners and lessees of the Estate copies of any regulations made by the Management Company governing the use of the Common Parts.

11. Generally managing and administering the Common Parts and for that purpose employing a firm of managing agents and (insofar as the Management Company thinks fit) enforcing, or attempting to enforce, the observance of the covenants of an owner or lessee of a part of the Estate (the costs of such enforcement action forming part of Expenditure only to the extent that they are not recovered from the defaulting owner or lessee).

12. Employing such solicitors, auditors, accountants or other professional persons as the Management Company reasonably thinks fit in connection with the administration and management of the Management Company the Common Parts the Expenditure and the Services.

13. Complying with the requirements and directions of any competent authority and with the provisions of all statutes and all regulations orders and bye-laws made thereunder relating to the Common Parts except insofar as such compliance is the responsibility of any individual owner or lessee or any part of the Estate.

14. The purchase, hire maintenance, renewal and insurance of such equipment as the Management Company from time to time reasonably considers necessary or desirable for the carrying out of the acts and things mentioned in this Schedule.

15. (At the absolute discretion of the Management Company) providing security at the Estate including such closed circuit television or other surveillance apparatus as the Management Company thinks fit.

16. Administering the Management Company itself and arranging for all necessary meetings thereof to be held and complying with all relevant statutes and regulations and orders thereunder and (if the Management Company thinks fit) employing a suitable person or firm to deal with these matters.

17. The provision maintenance and renewal of any other equipment and the provision of any other service which in the reasonable opinion of the Management Company it is reasonable to provide in the interest of good estate management.

                                     Part 5
           Landlord's covenants in relation to the Landlord's Services

1. The Landlord covenants with the Tenant to provide the Landlord's Services set out in Part 6, but:

1.1 the Landlord is not to be held responsible for damage caused by any want of repair to, or defects in the Development Common Parts unless and until notice in writing of the want of repair or defect has been given to the Landlord (whether by the Tenant or the lessee or occupier of any other part of the Development) and the Landlord has failed to make good or remedy the want of repair or defect within a reasonable time after receipt of the notice or (in case of emergency) has failed to effect such temporary repair as may be practicable;

1.2 nothing in this covenant prejudices the right of the Landlord to recover from the Tenant or any other person the amount or value of any loss or damage suffered by or caused to the Landlord or the Development Common Parts by the negligence or other wrongful act or default of the Tenant or other person;

1.3 in supplying the Landlord's Services, the Landlord may employ managing agents contractors or such other suitably qualified persons as the Landlord may from time to time reasonably think fit, whose reasonable and proper fees, salaries, charges and expenses (including any irrecoverable Value Added Tax) are to form part of the Development Service Charge;

2. The Landlord is not to be liable for any injury to or loss or damage suffered by the Tenant or its successors in title the owners and occupiers of the Premises or any part thereof caused by:

2.1        breakdown,  absence,  failure  or  insufficiency  of  the  Landlord's
           Services; or

2.2 defect in the Service Media or plant, machinery or apparatus used in connection with the provision of the Landlord's Services; unless:

2.2.1 the injury loss or damage is covered by, and the Landlord receives, payment under a policy of insurance effected by it in respect of that risk; or

2.2.2 the injury loss or damage arises out of the failure of the Landlord to comply with paragraph 1 of this Part of this Schedule; or

2.2.3 the breakdown, absence, failure, interruption, insufficiency or defect could reasonably have been prevented or its effect ameliorated by the exercise by the Landlord of reasonable care, attention, diligence and skill or those undertaking the Landlord's Services on its behalf.

3. The Landlord's liability in respect of breach of obligations under this schedule is to cease on any transfer of the Landlord's interest in the reversion to this Lease.

4. The Landlord may at its discretion withhold add to extend vary or make any alterations to any of the Landlord's Services from time to time if the Landlord reasonably deems it desirable to do so for the more efficient management security and operation of the Development or for the comfort of the owners and occupiers of the Development generally.

5.         To  use  its  reasonable  endeavours  to  remedy  or  make  good  any breakdown, absence, failure, insufficiency or defect of the Landlord's Services or other plant machinery or apparatus referred to in paragraph 2 of this Part of this schedule, for which the Landlord is responsible under this Lease, within a reasonable time after becoming aware of it, but the Landlord is not to be held liable under this covenant:

5.1 for anything which the Tenant covenants to repair or make good under this Lease; or

5.2 to the extent that the policy money due to the Landlord under any relevant insurance policy effected by the Landlord in respect of that matter has been wholly or partly refused or withheld in consequence of some act neglect or default of the Tenant its subtenants or its or their or employees or agents or other persons under its or their control.

                                     Part 6
                               Landlord's Services

1. Keeping the landscaping in the Development Common Parts in a neat and tidy condition and properly cultivated and tending and renewing all plants shrubs and trees within the landscaping as reasonably necessary.

2. Maintaining repairing and when necessary renewing the Development Common Parts including keeping the Development Road in good repair and condition and to a standard capable of adoption by the relevant authority.

3. Sweeping, cleaning, de-icing and gritting the Development Road and keeping the same clean and tidy.

4. Employing such workmen and/or contractors (including without prejudice to the generality of the foregoing landscape architects or contractors) as may be reasonably necessary in connection with the upkeep of the Development Common Parts and the provision of the Landlord's Services.

5. Insuring any risks for which the Landlord may be liable as an employer of persons working on the Development or as the owner of the Development Common Parts or any part thereof as it shall reasonably think fit.

6. Operating maintaining and (if necessary) renewing the lighting apparatus from time to time on the Development Common Parts and providing such additional lighting apparatus as the Landlord may reasonably think fit.

7. Paying all rates, taxes, duties, charges, assessments and outgoings whatsoever (whether parliamentary parochial local or of any other description) assessed charged or imposed upon or payable in respect of the Development Common Parts except insofar as the same are the responsibility of the individual lessee of any Unit, or of the Management Company.

8. Abating a nuisance and executing such works as may be necessary to comply with a notice served by a Local Authority in connection with the Development Common Parts, except insofar as it the liability of or attributable to the fault of an individual owner.

9. Preparing and supplying to the owners and lessees of the Development copies of any regulations made by the Landlord governing the use of the Development Common Parts.

10. Generally managing and administering the Development Common Parts and for that purpose, if the Landlord thinks fit, employing a firm of managing agents and (insofar as the Landlord thinks fit) enforcing, or attempting to enforce, the observance of the covenants of an owner or lessee of a part of the Development (the costs of such enforcement action forming part of the Development Service Charge only to the extent that they are not recovered from the defaulting owner or lessee).

11. Employing such solicitors, auditors, accountants or other professional persons as the Landlord reasonably thinks fit in connection with the administration and management of the Development Common Parts and the Landlord's Services.

12. Complying with the requirements and directions of any competent authority and with the provisions of all statutes and all regulations orders and bye-laws made thereunder relating to the Development Common Parts except insofar as such compliance is the responsibility of any individual owner or lessee, any part of the Estate, or the Management Company.

13. (At the absolute discretion of the Landlord but at all times in accordance with the principles of good estate management and for the benefit of the tenants on the Development) providing security at the Development including such closed circuit television or other surveillance apparatus as the Landlord thinks fit.

14. The provision maintenance and renewal of any other equipment and the provision of any other service which in the reasonable opinion of the Landlord it is reasonable to provide in the interest of good estate management.

                                   SCHEDULE 5
                              Guarantee provisions

                                     Part 1
                         Form of guarantee on assignment

1.         Guarantee

1.1 The Guarantor guarantees to the Landlord that the Tenant will pay the rents reserved by, and perform and observe the Tenant's covenants in, this Lease, and the Guarantor will pay and make good to the Landlord on demand any losses, damages, costs, and expenses suffered or incurred by the Landlord if the Tenant fails to do so.

1.2 The guarantee in paragraph 1.1 remains in force for so long as, and to the extent that, the Tenant is not released by law from liability for the Tenant's covenants in this Lease.

1.3 The Guarantor also guarantees to the Landlord that the Tenant will observe and perform its obligations under any authorised guarantee agreement to be entered into by the Tenant under the terms of this Lease, and will pay and make good to the Landlord on demand any losses, damages, costs and expenses suffered or incurred by the Landlord if the Tenant fails to do so.

1.4 For the purposes of this guarantee, references to the "Tenant" are to the assignee of this Lease in relation to whom the guarantee to the Landlord is given, and none other.

2.         No waiver or release of liability

           The Guarantor will not be released from liability under these provisions because of:

2.1 forbearance, the granting of time or other indulgence of the Landlord; or

2.2 a variation of this Lease which does not substantially alter the size of the Premises or reflects in a new material obligation being imposed on the Tenant, whether or not made with the consent of the Guarantor, and the guarantee of the Guarantor in paragraph 1.1 is to operate in relation to this Lease as it may be varied from time to time.

3.         Guarantor to accept new lease upon disclaimer

3.1 If this Lease is terminated by re-entry by the Landlord or by disclaimer, the Guarantor will (on notice given by the Landlord within three months after the date of termination) take from the Landlord a lease of the Premises.

3.2 The lease to be granted to the Guarantor under paragraph 3.1 is to be on the following terms:

3.2.1 the term is to commence on the date of termination of this Lease and to be equal to the residue of the Term which would have remained unexpired at that date if this Lease had not then been terminated;

3.2.2 the yearly rent is to be the same as would have been payable under this Lease if it had not been terminated and, if a rent review operative from a review date before the grant of the lease had not been completed, the Guarantor will complete the rent review with the Landlord as if it had been the Tenant under this Lease in order to establish the commencing yearly rent under the lease;

3.2.3 the lease is otherwise to be on the same terms and conditions as would have applied under this Lease if it had not been terminated; and

3.2.4 the Guarantor is to succeed to the rights, and assume the liability, of the Tenant under this Lease as if this Lease had not been terminated.

4.         Subordination of rights of the Guarantor

4.1 The provisions of paragraph 4.2 are to apply unless the Landlord has no subsisting claim against the Tenant for non-payment of rent or for breach of obligation under this Lease.

4.2        The Guarantor may not:

4.2.1 seek to recover from the Tenant, or any third party whether directly or by way of set-off, lien, counterclaim or otherwise or accept any money or other property or security, or exercise any rights in respect of any sum which may be or become due to the Guarantor on account of the failure by the Tenant to observe and perform the tenant covenants in this Lease;

4.2.2 (in competition with the Landlord) claim, prove or accept any payment in a winding-up, liquidation, bankruptcy, composition with creditors or other form of arrangement on the insolvency of the Tenant, for money owing to the Guarantor by the Tenant; nor

4.2.3 exercise any right or remedy in respect of any amount paid by the Guarantor under this Lease or any liability incurred by the Guarantor in observing, performing or discharging the obligations and covenants of the Tenant.

4.3 The Guarantor warrants that it has not taken, and undertakes with the Landlord that it will not without the consent of the Landlord take, any security from the Tenant in respect of this guarantee and, if security is nevertheless taken, it is to be held on trust for the Landlord as security for the respective liabilities of the Guarantor and the Tenant.

                                     Part 2
                     Form of authorised guarantee agreement

1.         Guarantee

1.1 The Guarantor guarantees to the Landlord that the Tenant will pay the rents reserved by, and perform and observe the Tenant's covenants in, this Lease, and the Guarantor will pay and make good to the Landlord on demand any losses, damages, costs, and expenses suffered or incurred by the Landlord if the Tenant fails to do so.

1.2 The guarantee in paragraph 1.1 remains in force for so long as, and to the extent that, the Tenant is not released by law from liability for the Tenant's covenants in this Lease.

1.3 For the purposes of this guarantee, references to the "Tenant" are to the assignee of this Lease in relation to whom the guarantee to the Landlord is given, and none other and references to the "Guarantor" are to the existing Tenant giving the guarantee to the Landlord

2.         No waiver or release of liability

           The Guarantor will not be released from liability under these provisions because of:

2.1 forbearance, the granting of time or other indulgence of the Landlord; or

2.2 a variation of this Lease which does not substantially alter the size of the Premises or does not result in a material new obligation being imposed on the Tenant, whether or not made with the consent of the Guarantor, and the guarantee of the Guarantor in paragraph 1.1 is to operate in relation to this Lease as it may be varied from time to time.

3.         Guarantor to accept new lease upon disclaimer

3.1 If this Lease is terminated by disclaimer, the Guarantor will (on notice given by the Landlord within three months after the date of termination) take from the Landlord a lease of the Premises.

3.2 The lease to be granted to the Guarantor under paragraph 3.1 is to be on the following terms:

3.2.1 the term is to commence on the date of termination of this Lease and to be equal to the residue of the Term which would have remained unexpired at that date if this Lease had not then been terminated;

3.2.2 the yearly rent is to be the same as would have been payable under this Lease if it had not been terminated and, if a rent review operative from a review date before the grant of the lease had not been completed, the Guarantor will complete the rent review with the Landlord as if it had been the Tenant under this Lease in order to establish the commencing yearly rent under the lease;

3.2.3 the lease is otherwise to be on the same terms and conditions as would have applied under this Lease if it had not been terminated; and

3.2.4 the Guarantor is to succeed to the rights, and assume the liability, of the Tenant under this Lease as if this Lease had not been terminated.

4.         Subordination of rights of the Guarantor

4.1 The provisions of paragraph 4.2 are to apply unless the Landlord has no subsisting claim against the Tenant for non-payment of rent or for breach of obligation under this Lease.

4.2        The Guarantor may not:

4.2.1 seek to recover from the Tenant, or any third party whether directly or by way of set-off, lien, counterclaim or otherwise or accept any money or other property or security, or exercise any rights in respect of any sum which may be or become due to the Guarantor on account of the failure by the Tenant to observe and perform the tenant covenants in this Lease;

4.2.2 (in competition with the Landlord) claim, prove or accept any payment in a winding-up, liquidation, bankruptcy, composition with creditors or other form of arrangement on the insolvency of the Tenant, for money owing to the Guarantor by the Tenant; nor

4.2.3 exercise any right or remedy in respect of any amount paid by the Guarantor under this Lease or any liability incurred by the Guarantor in observing, performing or discharging the obligations and covenants of the Tenant.

4.3 The Guarantor warrants that it has not taken, and undertakes with the Landlord that it will not without the consent of the Landlord take, any security from the Tenant in respect of this guarantee and, if security is nevertheless taken, it is to be held on trust for the Landlord as security for the respective liabilities of the Guarantor and the Tenant.

Signed as a deed by THE PRUDENTIAL                   )
ASSURANCE COMPANY LIMITED                            )
acting by RREEF (UK) LIMITED                         )
its duly authorised attorney under a                 )
Power of Attorney dated 9th November 1999            )
acting by:                                           )


                              Authorised Signatory

                              Authorised Signatory

Signed as a deed on behalf of FAIR, ISAAC           )
INTERNATIONAL UK CORPORATION,                       )
a company incorporated in California by             )
[              ] and [                       ]      )
being persons who, in accordance with the           )
laws of that territory, are acting under the        )
authority of the company                            )



                                          Authorised Signatory

                                          Authorised Signatory

                     Dated                                                 2000
-------------------------------------------------------------------------------







                     (1)    THE PRUDENTIAL ASSURANCE COMPANY LIMITED

                     (2)    FAIR, ISAAC INTERNATIONAL UK CORPORATION

                 ----------------------------------------------
                                      LEASE

                                       of

                   Geneva House, Birmingham International Park
                    Bickenhill Lane, Solihull, West Midlands
                 ----------------------------------------------



                               CMS Cameron McKenna
                                   Mitre House
                              160 Aldersgate Street

                                 London EC1A 4DD
                              T +44(0)20 7367 3000
                              F +44(0)20 7367 2000

                                      -55-